 38947-P1 05/26

PUTNAM VARIABLE TRUST
SUPPLEMENT DATED MAY 26, 2026
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
DATED MAY 1, 2026 OF
PUTNAM VT SUSTAINABLE FUTURE FUND

Putnam Investment Management, LLC (“Putnam Management”) has recommended, and the Board of Trustees of each of Putnam VT Sustainable Future Fund (“VT Sustainable Future Fund”) and Putnam VT U.S. Research Fund (“VT U.S. Research Fund”) has approved, the reorganization of VT Sustainable Future Fund with and into VT U.S. Research Fund. Putnam Management is the investment manager of VT Sustainable Future Fund and VT U.S. Research Fund. Putnam Management and the Board of Trustees of VT Sustainable Future Fund believe that the reorganization is in the best interests of each fund and its shareholders.

Although completion of the reorganization is subject to a number of conditions, shareholder approval of the reorganization is not required. The reorganization is currently expected to close on or about August 17, 2026, with the net asset value of the shares to be issued in the reorganization expected to be determined on or about August 14, 2026. The reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Effective on or about June 26, 2026, VT Sustainable Future Fund will be closed to new accounts. Effective on or about August 10, 2026, VT Sustainable Future Fund will not accept any additional purchases. VT Sustainable Future Fund reserves the right to change this policy at any time. At any time before the reorganization closes, insurers may sell shares back to VT Sustainable Future Fund on behalf of separate accounts on any day the New York Stock Exchange is open. Some restrictions may apply.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of VT U.S. Research Fund, nor is it a solicitation of any proxy. For more information regarding VT U.S. Research Fund, or to receive a free copy of the prospectus relating to the reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus relating to the reorganization will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus relating to the reorganization carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.